FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PISFX	PBIOX	PCIOX	Pending	Pending	PIIYX

Putnam Income Strategies Fund

Summary prospectus 6|30|10

A world of investing.℠

Putnam INVESTMENTS

Putnam Income Strategies Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 6/30/10, are incorporated by reference into this summary prospectus.

Goal

Putnam Income Strategies Fund seeks current income consistent with what Putnam Investment Management, LLC (Putnam Management) believes to be prudent risk. Its secondary objective is capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares beginning on page 17 of the fund’s prospectus and in How to buy shares beginning on page II–1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original
	imposed on purchases	purchase price or	Redemption fee (as
	(as a percentage of	redemption proceeds,	a percentage of total
Share class	offering price)	whichever is lower)	redemption proceeds)
Class A	5.75%	NONE*	1.00%
Class B	NONE	5.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.50%	NONE*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)***

							Total
							annual
							fund
							operating
		Distri-			Total		expenses
		bution and		Acquired	annual		after
		service		fund	fund	Expense	expense
Share	Manage-	(12b-1)	Other	operating	operating	reim-	reim-
class	ment fees	fees	expenses	expenses	expenses	bursement	bursement
Class A	0.53%	0.25%	0.85%	0.01%	1.64%	(0.51)%	1.13%
Class B	0.53%	1.00%	0.85%	0.01%	2.39%	(0.51)%	1.88%
Class C	0.53%	1.00%	0.85%	0.01%	2.39%	(0.51)%	1.88%
Class M	0.53%	0.75%	0.85%	0.01%	2.14%	(0.51)%	1.63%
Class R	0.53%	0.50%	0.85%	0.01%	1.89%	(0.51)%	1.38%
Class Y	0.53%	N/A	0.85%	0.01%	1.39%	(0.51)%	0.88%

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

*** Restated to reflect projected expenses under a new management contract effective 1/1/2010 and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds and Putnam Management’s contractual obligation to limit certain fund expenses through June 30, 2011. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$684	$1,016	$1,370	$2,367
Class B	$691	$997	$1,429	$2,500
Class B (no redemption)	$191	$697	$1,229	$2,500
Class C	$291	$697	$1,229	$2,687
Class C (no redemption)	$191	$697	$1,229	$2,687
Class M	$510	$949	$1,414	$2,697
Class R	$140	$544	$974	$2,170
Class Y	$90	$390	$712	$1,624

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Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 93%.

Investments, risks, and performance

Investments

The fund is an asset allocation fund with a strategic, or typical, allocation of investments of approximately 75% of net assets in fixed income investments and approximately 25% of net assets in equity investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range
Fixed Income	75%	50-95%
Equity	25%	5-50%

We invest mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies. We invest in bonds with short- to long-term maturities that are either investment-grade or below investment-grade in quality. We also invest in other fixed income securities, such as mortgage-backed investments. We may consider, among other things, credit, interest rate, and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We also invest, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. We may consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments.

We may also select other investments that do not fall within these asset classes. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

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Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer. These risks are usually greater for small and midsize companies. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the fund’s investments may default on payments of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investments traded in foreign currencies carry the risk of the adverse impact of exchange rates on values. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. Emerging-market securities can be illiquid. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The market may not favor growth- or value-style investing. Our allocation of assets between stocks and bonds may hurt performance. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/09)

			Since inception
Share class	1 year	5 years	9/13/04
Class A before taxes	26.12%	1.19%	2.34%
Class A after taxes on distributions	23.06%	–0.63%	0.54%
Class A after taxes on distributions and
sale of fund shares	16.91%	0.01%	0.99%
Class B before taxes	27.94%	1.29%	2.55%
Class C before taxes	31.81%	1.61%	2.70%
Class M before taxes	28.59%	1.13%	2.27%
Class R before taxes	33.68%	2.16%	3.26%
Class Y before taxes	34.10%	2.61%	3.70%
Barclays Capital Aggregate Bond Index
(no deduction for fees, expenses or taxes)	5.93%	4.97%	4.91%
Russell 3000 Index
(no deduction for fees, expenses or taxes)	28.34%	0.76%	2.43%
Putnam Income Strategies Blended
Index (no deduction for fees, expenses or taxes)	11.59%	4.16%	4.54%

The Putnam Income Strategies Blended Index is an unmanaged index administered by Putnam Management, 75% of which is the Barclays Capital Aggregate Bond Index and 25% of which is the Russell 3000 Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-deferred arrangement.

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Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jeffrey Knight, Portfolio Manager, portfolio manager of fund since 2004

Robert Kea, Portfolio Manager, portfolio manager of fund since 2004

Robert Schoen, Portfolio Manager, portfolio manager of fund since 2004

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund normally distributes any net investment income monthly and any net realized capital gains annually. These distributions will be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP103 262212 6/10 Putnam Retail Management